Dreyfus
Premier Greater
China Fund



SEMIANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier  Greater China Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Greater China Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Raymond Chan.

As of the reporting period's close, we have seen signs of a domestic economic recovery, which may signal an end to the U.S. economic recession and a possible resumption of economic growth in markets worldwide. As the U.S. economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. and international stocks.

Indeed, as many professionals can attest, the global stock markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about international growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Raymond Chan, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund produced a total return of 24.96% for Class A shares, 24.40% for Class B shares, 24.48% for Class C shares, 25.12% for Class R shares and 24.86% for Class T shares.(1) The fund's benchmark, the Hang Seng Index, produced a total return of 17.05% for the same period.(2)

We attribute the fund s positive performance relative to its benchmark to successful country and industry group allocation strategies. Our continued focus on companies closely tied to China's domestic economy boosted the fund's returns, as China's equity markets outperformed both those of Hong Kong and Taiwan.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing in stocks of companies in the Greater China region -- Hong Kong, China and Taiwan. The fund's investment approach is based on fundamental research of individual companies as well as macroeconomic analysis of each market's overall economic prospects.

We look for rapidly growing companies whose stock prices appear reasonable. Characteristics of such companies include high quality management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which we invest are leaders in their respective industries and have exceptional brand recognition.

We also gauge the respective strengths of markets. We attempt to identify the macroeconomic events, such as changes in monetary or exchange rate policy, that often mark market turning points. Accordingly, we then increase or decrease investments based upon anticipated market direction.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance benefited from our continued emphasis on domestic Chinese companies and companies in Hong Kong whose businesses are closely related to China's domestic production and trade. Such stocks performed significantly better than stocks traded on the Taiwan market or stocks closely tied to Hong Kong's domestic economy.

At the beginning of the reporting period, China's central bank had already increased short-term interest rates several times in an effort to bring valuations in the Chinese stock market down to more reasonable levels. These rate hikes, and the subsequent market correction, occurred at the same time that central bankers throughout the rest of the world were reducing interest rates. As of the end of the reporting period, China has begun to reduce interest rates in an attempt to stimulate economic growth, and stocks have responded positively to the prospect of lower interest rates. The fund's performance benefited from the accompanying advance in Chinese equities off of their post-correction lows.

Market conditions were quite different in Hong Kong and Taiwan, however, and we limited our investments in both markets. Hong Kong's domestic economy has languished, primarily because of the pegging of its currency to the U.S. dollar. The strength of the dollar has made Hong Kong goods much less competitive in export markets. Fewer exports have led to a significant increase in unemployment. The situation was similar in Taiwan, with its economy's heavy reliance on electronic exports. As wages have risen, jobs have shifted offshore. Unemployment has risen, putting pressure on domestic industries such as banking and real estate, which we generally avoided.

What is the fund's current strategy?

We have continued to be alert for shifts in global and regional economic trends, and we remain prepared to shift assets among markets and industry groups as conditions change. In the meantime, we have continued to believe that China's entry into the World Trade Organization will benefit its economy and consumers. Accordingly, we have remained focused on consumer stocks, such as automobiles, foods and other consumer non-durables, as well as equipment and basic material stocks, which we expect to benefit from the buildup of China's infrastructure.

Our views on Taiwan and Hong Kong are less positive. We regard Taiwan largely as a proxy for the global semiconductor industry. When demand rises for technology products, Taiwan benefits. When demand falls, Taiwan suffers. With the technology group currently in a period of consolidation, we have maintained the fund's relatively light exposure to Taiwan stocks. While Hong Kong has lost some of its competitiveness and importance as a center of global commerce, we believe that it will remain a key financial center because of its superior legal and accounting infrastructure. Its future may also depend on its integration with adjoining areas of China into a broader Pearl River Delta region. Our investments in Hong Kong currently focus on these trends.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

   Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, different auditing and legal standards, and less market liquidity. These risks are greater with emerging market countries.

   Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO FOUR SUBINDICES:
     COMMERCE, FINANCE, UTILITIES AND PROPERTIES.

                                                             The Fund

STATEMENT OF INVESTMENTS



April 30, 2002 (Unaudited)

COMMON STOCKS--90.5%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CHINA--25.5%

Anhui Conch Cement, Cl. H                                                                     1,670,000                  497,846

Capinfo, Cl. H                                                                                  498,000                   30,011

China Eastern Airlines, Cl. H                                                                   850,000                  134,054

China Petroleum and Chemical, Cl. H                                                           1,250,000                  200,343

China Southern Airlines, Cl. H                                                                1,370,000  (a)             461,111

Huaneng Power, Cl. H                                                                            160,000                  118,988

People's Food                                                                                   520,000                  292,425

United Food                                                                                     700,000                  233,488

                                                                                                                       1,968,266

HONG KONG--57.7%

CSFB-CW03 China Petroleum (warrants)                                                          1,744,000                   58,140

Citic Ka Wah Bank                                                                               530,000                  176,687

Chaoda Modern Agriculture                                                                       650,000                  235,444

Cheung Kong                                                                                      40,000                  380,813

China Mobile                                                                                    160,000  (a)             524,163

Cosco Pacific                                                                                   300,000                  234,642

Coslight Technology                                                                             500,000                  149,056

Euro-Asia Agricultural                                                                          600,000                  203,870

Global Bio-chem Technology                                                                      720,000                  251,568

Golding Soft                                                                                  5,220,000                  187,406

Hong Kong Exchanges & Clearing                                                                  195,000                  347,540

Hutchison Whampoa                                                                                30,000                  263,492

Industrial and Commercial Bank of China                                                         110,000                  112,834

JCG                                                                                             192,000                  111,397

KBC FIN-CW02 China Mobile (warrants)                                                          2,400,000  (a)              96,934

Kingboard Chemical                                                                              318,000                  287,456

Li & Fung                                                                                       100,000                  160,275

SOC GEN-CW02 China Mobile (warrants)                                                          2,000,000  (a)              97,447

Television Broadcasts                                                                           116,000                  572,630

                                                                                                                       4,451,794


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TAIWAN--7.3%

Asustek Computer                                                                                 51,000                  184,612

Compal Electronics                                                                              150,000                  201,615

Everlight Electronics                                                                               330  (a)                 341

Formosa Chemicals & Fibre                                                                           293                      264

Nien Hsing Textile                                                                                    1  (a)                   1

Taiwan Semiconductor Manufacturing                                                                  707  (a)               1,784

United Microelectronics                                                                         113,000  (a)             172,743

                                                                                                                         561,360
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,521,652)                                                                90.5%               6,981,420

CASH AND RECEIVABLES (NET)                                                                          9.5%                 728,912

NET ASSETS                                                                                        100.0%               7,710,332

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,521,652   6,981,420

Cash denominated in foreign currencies                     430,240     431,951

Receivable for investment securities sold                              299,669

Receivable for shares of Common Stock subscribed                        80,850

Dividends receivable                                                    15,784

Prepaid expenses                                                        45,127

                                                                     7,854,801
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                              115

Cash overdraft due to Custodian                                        104,366

Payable for shares of Common Stock redeemed                              2,593

Accrued expenses                                                        37,395

                                                                       144,469
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       7,710,332
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      7,948,257

Accumulated investment (loss)                                          (60,525)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                   (638,923)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     461,523
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       7,710,332


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R             Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,577,062            1,653,622              994,577              466,547              18,524

Shares Outstanding                      298,202              110,693               66,541               30,204               1,225
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          15.35                14.94                14.95                15.45               15.12

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $1,457 foreign taxes withheld at source)         33,733

EXPENSES:

Investment advisory fee--Note 3(a)                                      42,134

Custodian fees                                                          33,569

Registration fees                                                       18,194

Shareholder servicing costs--Note 3(c)                                  13,242

Professional fees                                                       10,767

Organization expenses                                                    8,781

Prospectus and shareholders' reports                                     7,957

Distribution fees--Note 3(b)                                             7,256

Directors' fees and expenses--Note 3(d)                                  1,155

Miscellaneous                                                            2,808

TOTAL EXPENSES                                                         145,863

Less-expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (63,294)

NET EXPENSES                                                            82,569

INVESTMENT (LOSS)                                                      (48,836)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           887,914

Net realized gain (loss) on forward currency exchange contracts           (122)

NET REALIZED GAIN (LOSS)                                               887,792

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    563,428

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,451,220

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,402,384

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)-net                      (48,836)               1,148

Net realized gain (loss) on investments           887,792           (1,468,104)

Net unrealized appreciation (depreciation)
   on investments                                 563,428              872,457

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,402,384             (594,499)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (10,639)                  --

Class R shares                                     (2,189)                  --

Class T shares                                         (9)                  --

Net realized gain on investments:

Class A shares                                         --             (960,852)

Class B shares                                         --             (250,749)

Class C shares                                         --             (134,870)

Class R shares                                         --              (84,908)

Class T shares                                         --                 (295)

TOTAL DIVIDENDS                                   (12,837)          (1,431,674)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,743,744            2,224,176

Class B shares                                    993,028              871,688

Class C shares                                    728,008              174,545

Class R shares                                    145,499              194,730

Class T shares                                     15,288                1,676


                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                     10,432              935,897

Class B shares                                         --              231,180

Class C shares                                         --              113,802

Class R shares                                      2,094               79,447

Class T shares                                          9                  295

Cost of shares redeemed:

Class A shares                                 (7,245,861)          (2,371,733)

Class B shares                                   (534,476)            (760,542)

Class C shares                                   (388,223)             (63,970)

Class R shares                                    (53,724)            (194,761)

Class T shares                                         --                 (707)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   1,415,818            1,435,723

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,805,365             (590,450)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,904,967            5,495,417

END OF PERIOD                                   7,710,332            4,904,967

Undistributed investment income (loss)--net       (60,525)               1,148

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       537,775              149,292

Shares issued for dividends reinvested                750               65,908

Shares redeemed                                  (496,150)            (163,338)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,375               51,862
-------------------------------------------------------------------------------

CLASS B

Shares sold                                        69,645               64,909

Shares issued for dividends reinvested                 --               16,572

Shares redeemed                                   (37,797)             (56,142)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      31,848               25,339
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        49,767               11,981

Shares issued for dividends reinvested                 --                8,158

Shares redeemed                                   (26,128)              (4,614)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      23,639               15,525
-------------------------------------------------------------------------------

CLASS R

Shares sold                                        10,139               13,929

Shares issued for dividends reinvested                149                5,563

Shares redeemed                                    (3,478)             (14,080)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,810                5,412
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,066                  120

Shares issued for dividends reinvested                  1                   21

Shares redeemed                                        --                  (46)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,067                   95

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                  Six Months Ended
                                                    April 30, 2002                        Year Ended October 31,
                                                                        --------------------------------------------------------
CLASS A SHARES                                          (Unaudited)          2001          2000           1999        1998(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                       12.32          18.20         14.45          12.78         12.50

Investment Operations:

Investment income (loss)--net                                 (.09)(b)        .03(b)       (.34)(b)        .04(b)        .13

Net realized and unrealized
   gain (loss) on investments                                 3.16          (1.24)         4.26           1.75           .15

Total from Investment Operations                              3.07          (1.21)         3.92           1.79           .28

Distributions:

Dividends from investment
   income--net                                                (.04)            --          (.11)          (.12)           --

Dividends from net realized
   gain on investments                                          --         (4.67)          (.06)            --            --

Total Distributions                                           (.04)        (4.67)          (.17)          (.12)           --

Net asset value, end of period                               15.35         12.32          18.20          14.45         12.78
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          24.96(d)     (10.04)         27.06          14.18          2.24(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.12(d)       2.25           2.25           2.25          1.08(d)

Ratio of net investment income
   (loss) to average net assets                               (.63)(d)       .19          (1.46)           .34          1.04(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                     .92(d)       2.38           2.34           8.03          2.75(d)

Portfolio Turnover Rate                                     219.36(d)     553.68         488.33         206.09         10.65(d)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                               4,577         3,151          3,712          1,721         1,442

(A)  FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Six Months Ended
                                                    April 30, 2002                         Year Ended October 31,
                                                                     -----------------------------------------------------------
CLASS B SHARES                                          (Unaudited)          2001             2000           1999      1998(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                       12.00          17.97            14.34          12.73      12.50

Investment Operations:

Investment income (loss)--net                                 (.14)(b)       (.07)(b)         (.49)(b)       (.05)(b)    .08

Net realized and unrealized
   gain (loss) on investments                                 3.08          (1.23)            4.23           1.74        .15

Total from Investment Operations                              2.94          (1.30)            3.74           1.69        .23

Distributions:

Dividends from investment
   income--net                                                  --             --             (.05)          (.08)        --

Dividends from net realized
   gain on investments                                          --          (4.67)            (.06)            --         --

Total Distributions                                             --          (4.67)            (.11)          (.08)        --

Net asset value, end of period                               14.94          12.00            17.97          14.34      12.73
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          24.40(d)      (10.73)           25.95          13.36       1.84(d)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.48(d)        3.00             3.00           3.00       1.44(d)

Ratio of net investment income
   (loss) to average net assets                               (.97)(d)       (.49)           (2.17)          (.41)       .69(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                     .94(d)        2.40             2.33           8.03       2.75(d)

Portfolio Turnover Rate                                     219.36(d)      553.68           488.33         206.09      10.65(d)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                               1,654            947              961            268        227

(A)  FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                   Six Months Ended
                                                     April 30, 2002                          Year Ended October 31,
                                                                      -----------------------------------------------------------
CLASS C SHARES                                           (Unaudited)          2001            2000           1999       1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                        12.01          17.98           14.32          12.73       12.50

Investment Operations:

Investment income (loss)--net                                  (.14)(b)       (.06)(b)        (.54)(b)       (.05)(b)     .08

Net realized and unrealized
   gain (loss) on investments                                  3.08          (1.24)           4.29           1.74         .15

Total from Investment Operations                               2.94          (1.30)           3.75           1.69         .23

Distributions:

Dividends from investment
   income--net                                                   --             --            (.03)          (.10)         --

Dividends from net realized
   gain on investments                                           --          (4.67)           (.06)            --          --

Total Distributions                                              --          (4.67)           (.09)          (.10)         --

Net asset value, end of period                                14.95          12.01           17.98          14.32       12.73
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                           24.48(d)      (10.83)          26.10          13.38        1.84(d)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.49(d)        3.00            3.00           3.00        1.43(d)

Ratio of net investment income
   (loss) to average net assets                                (.99)(d)       (.46)          (2.28)          (.38)        .68(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                      .93(d)        2.41            2.33           8.03        2.75(d)

Portfolio Turnover Rate                                      219.36(d)      553.68          488.33         206.09       10.65(d)
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                  995            515             492            356         204

(A)  FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   Six Months Ended
                                                     April 30, 2002                           Year Ended October 31,
                                                                          -------------------------------------------------------
CLASS R SHARES                                           (Unaudited)             2001           2000           1999     1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          12.41             18.27          14.49          12.79     12.50

Investment Operations:

Investment income (loss)--net                                  (.07)(b)           .06(b)        (.28)(b)        .08(b)    .14

Net realized and unrealized
   gain (loss) on investments                                  3.19             (1.25)          4.26           1.75       .15

Total from Investment Operations                               3.12             (1.19)          3.98           1.83       .29

Distributions:

Dividends from investment
   income--net                                                 (.08)               --           (.14)          (.13)       --

Dividends from net realized
   gain on investments                                           --             (4.67)          (.06)            --        --

Total Distributions                                            (.08)            (4.67)          (.20)          (.13)       --

Net asset value, end of period                                15.45             12.41          18.27          14.49     12.79
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              25.12(c)          (9.78)         27.40          14.54      2.32(c)
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         .99(c)           2.00           2.00           2.00       .96(c)

Ratio of net investment income
   (loss) to average net assets                                (.49)(c)           .46          (1.24)           .59      1.16(c)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                      .93(c)           2.42           2.37           8.03      2.75(c)

Portfolio Turnover Rate                                      219.36(c)         553.68         488.33         206.09     10.65(c)
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                  467               290            329            234       205

(A)  FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                    Six Months Ended
                                                                      April 30, 2002               Year Ended October 31,
                                                                                                 -----------------------
CLASS T SHARES                                                            (Unaudited)              2001          2000(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                           12.15              17.99         28.76

Investment Operations:

Investment income (loss)--net                                                   (.11)(b)            .01(b)       (.24)(b)

Net realized and unrealized gain
   (loss) on investments                                                        3.13              (1.18)       (10.53)

Total from Investment Operations                                                3.02              (1.17)       (10.77)

Distributions:

Dividends from investment
   income--net                                                                  (.05)                --            --

Dividends from net realized gain
   on investments                                                                 --              (4.67)           --

Total Distributions                                                             (.05)              (4.67)          --

Net asset value, end of period                                                 15.12               12.15        17.99
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                            24.86(d)            (9.78)      (37.48)(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                         1.24(d)             2.50         1.67(d)

Ratio of net investment (loss)
   to average net assets                                                        (.68)(d)             .06        (1.04)(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                                      1.92(d)             5.78         1.46(d)

Portfolio Turnover Rate                                                       219.36(d)           553.68       488.33
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             19                   2            1

(A)  FROM MAY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

Class   A   .................... 152,082     Class  C  ..................21,619

Class   B   ....................  21,615     Class  R  ..................21,818

                                             Class  T ....................   47


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,505,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit pri-

marily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 2002, the fund did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2001 through October 31, 2002, that if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $63,294 during the period ended April 30, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

The Distributor retained $2,001 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets for Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $4,565, $2,679 and $12, respectively, pursuant to the Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $5,471, $1,522, $893 and $12, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $2,686 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2002, amounted to $14,226,024 and $13,391,749, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 2002, there were no forward currency exchange contracts outstanding.

At April 30, 2002, accumulated net unrealized appreciation on investments was $459,768, consisting of $590,564 gross unrealized appreciation and $130,796 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier Greater China Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Hamon U.S. Investment Advisors Ltd.
                        2701-2 One International Finance Centre
                        1 Harbour View Street, Central
                        Hong Kong

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  130SA0402